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                                                                   EXHIBIT 10.10

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                         REGISTRATION RIGHTS AGREEMENT

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                                     Among
                           ODYSSEY RE HOLDINGS CORP.
                                      and
                               ORH HOLDINGS INC.
                                      and
                             TIG INSURANCE COMPANY
                            Dated as of May 1, 2001
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                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
SECTION 1. Definitions......................................      1
SECTION 2. Request for Registration.........................      3
SECTION 3. Piggyback Registration...........................      5
SECTION 4. Shelf Registration...............................      6
SECTION 5. Rights to Purchase New Securities................      6
SECTION 6. Expenses.........................................      7
SECTION 7. Holdback Agreement...............................      7
SECTION 8. Preparation and Filing...........................      7
SECTION 9. Indemnification; Contribution....................     10
SECTION 10. Information by Holders of Registrable Shares....     12
SECTION 11. Exchange Act Compliance.........................     12
SECTION 12. Termination.....................................     12
SECTION 13. Successors and Assigns..........................     12
SECTION 14. Assignment......................................     13
SECTION 15. Entire Agreement................................     13
SECTION 16. Notices.........................................     13
SECTION 17. Modifications; Amendments; Waivers..............     13
SECTION 18. Counterparts; Facsimile Signatures..............     13
SECTION 19. Headings........................................     13
SECTION 20. Severability; Governing Law.....................     13
SECTION 21. Waiver of Jury Trial............................     13

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     REGISTRATION RIGHTS AGREEMENT, dated as of May 1, 2001 (this "Agreement"), among Odyssey Re Holdings Corp., a corporation organized under the laws of Delaware (the "Corporation"), ORH Holdings Inc. ("ORH"), a corporation organized under the laws of Delaware, and TIG Insurance Company ("TIG"), a corporation organized under the laws of California.

                                    RECITALS

     WHEREAS the Corporation is offering shares of common stock of the Corporation pursuant to an underwritten public offering (the "Offering").

     WHEREAS the Corporation, ORH and TIG are entering into this Agreement to provide for certain rights and obligations with respect to the common shares of the Corporation held by each of ORH and TIG.

     NOW, THEREFORE, in consideration of the mutual agreements covenants and conditions hereinafter set forth, the parties agree as follows:

     SECTION 1. Definitions. (a) As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" shall have the meaning specified in Rule 12b-2 under the Exchange Act, as such rule is currently in effect.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

     "Canadian Prospectus" means a prospectus (including a short form prospectus) prepared in accordance with applicable Canadian securities Laws for the purposes of qualifying securities for distribution or distribution to the public, as the case may be, in any province or territory of Canada.

     "Capital Stock" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited), limited liability company interests or equivalent ownership interests in such Person.

     "Commission" means the U.S. Securities and Exchange Commission or any successor agency.

     "Common Shares" means the shares of common stock, par value $0.01 per share, of the Corporation and any securities of the Corporation into which such shares may be converted or exchanged.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Law" means any federal, state, provincial, local or foreign statute, law ordinance, regulation, rule, code, order, other requirement or rule of law.

     "New Securities" means any Capital Stock of the Corporation, whether now authorized or not, and rights, options or warrants to purchase such Capital Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for Capital Stock of the Corporation; provided that the term "New Securities" does not include (i) securities of the Corporation issued to its employees, consultants, officers or directors of the Corporation, or which have been reserved for issuance, pursuant to any employee stock option, restricted stock, stock purchase, stock bonus plan, or other similar stock agreement or arrangement approved by the board of directors of the Corporation, (ii) securities of the Corporation issued in connection with any stock split, stock dividend or recapitalization of the Corporation, (iii) securities of the Corporation issued upon the conversion or exchange of convertible or exchangeable securities of the Corporation that are outstanding as of the date of this Agreement, or (iv) any right, option or warrant to acquire any security convertible into or exchangeable or exercisable for the securities excluded from the definition of New Securities pursuant to subclause (i) above if issued pursuant to any employee stock option, restricted stock, stock purchase, stock bonus plan or other similar stock agreement or arrangement approved by the board of directors.
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     "Permitted Transferee" means a Shareholder who has acquired rights under this Agreement pursuant to Section 14(b).

     "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

     "Primary Shares" means, at any time, the authorized but unissued Common Shares; provided, however, that for the purposes of Section 2, the term "Primary Shares" shall include Common Shares held by officers and directors of the Corporation.


     "Prospectus" means the Corporation's prospectus included in the Corporation's registration statement on Form S-1 (File No. 333-57642), as declared effective by the Commission.


     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     In addition, unless inconsistent with the context: (i) the term "registration" and any references to the act of registering include the qualification under Canadian securities Laws of a Canadian Prospectus in respect of a distribution or distribution to the public, as the case may be, of securities; (ii) the term "registered" as applied to any securities includes a distribution or distribution to the public, as the case may be, of securities so qualified; (iii) the terms "registration statement" includes a Canadian prospectus; and (iv) any references to a registration statement having become effective, or similar references, shall include a Canadian prospectus for which a final receipt has been obtained from the relevant Canadian securities regulatory authorities.

     "Registrable Shares" means the Common Shares held from time to time by the Shareholders. For purposes of this Agreement, any Registrable Shares shall cease to be Registrable Shares (i) when they have been registered under the Securities Act (the registration statement in connection therewith has been declared effective) and disposed of pursuant to such effective registration statement,
(ii) when they are sold by a Person in a transaction in which the rights under the provisions of this Agreement are neither transferred nor assigned, or (iii) when they have been sold or distributed pursuant to Rule 144 (including, without limitation, Rule 144(k)).

     "Registration Expenses" means all out-of-pocket expenses incident to the Corporation's performance of, or compliance with, Sections 2, 3 and 4, including, without limitation, all registration and filing fees (including filing fees with respect to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with applicable securities Laws (including reasonable fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey), all printing expenses, all internal expenses, all "road show" and marketing expenses, all listing fees, all registrars' and transfer agents' fees, the fees and disbursements of counsel for the Corporation and of its independent public accountants, including the expenses of any special audits and/or "comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one outside counsel retained by the Holders holding Common Shares being registered (which counsel shall be satisfactory to the holders of a majority of the Registrable Shares being registered), but excluding Selling Expenses, if any, which shall be borne by the Holders holding Common Shares being registered, in all cases.

     "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     "Rule 415" shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

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     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Selling Expenses" means all underwriting discounts, commissions or brokers' commissions and applicable transfer taxes incurred in connection with the sale or other disposition of Common Shares or other securities for or on behalf of a Holder's account.

     "Shareholder" means any of ORH or TIG, or any holder of Common Shares to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 14 hereof, so long as such Person holds Common Shares (each such Person a "Shareholder" and, collectively, the "Shareholders").

     "Specified Assignee" means a Shareholder who has acquired rights under this Agreement pursuant to Section 14(a).

     "Subsidiary" of any party shall mean any corporation, partnership, joint venture, association or other business entity of which such party now or hereafter owns, directly or indirectly, securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other governing body thereof.

     "Voting Interest" of the Corporation means one Common Share and any other share or unit of Capital Stock issued by the Corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to one vote in the election of the Corporation's directors (or Persons performing similar functions), or the approval of its management and policies, even if the right to vote has been suspended by the occurrence of a contingency.

     SECTION 2. Request for Registration. (a) At any time after the date 180 days after the date of the Prospectus, if the Corporation shall receive from any Shareholder (in such capacity, a "Requesting Shareholder"), a written request that the Corporation effect any registration under the Securities Act, or, mutatis mutandis, under the securities Laws then applicable in Canada, with respect to the sale and distribution of all or a part representing not less than 5% of the Registrable Shares in a public offering, then if the then outstanding Commission has not prior to the date of such request (the "Demand Date") declared effective a shelf registration statement pursuant to Rule 415 with respect to all of the Registrable Shares (a "Shelf Registration Statement") which is effective as of the Demand Date, the Corporation will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to each of the other Shareholders (collectively, the "Non-Requesting Shareholders"); and

          (ii) as soon as practicable but in any event within 90 days, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable securities Laws, including, without limitation, "blue sky" laws, and appropriate compliance with applicable regulations issued under the Securities Act or the securities Laws then applicable in Canada, as the case may be) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of the Non-Requesting Shareholder(s) joining in such request as are specified in a written request received by the Corporation within ten (10) Business Days after written notice from the Corporation is given under clause 2(a)(i) above; provided that the Corporation shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2:

             (A) for a period of up to 120 days (a "Deferral Period"), each of which Deferral Periods may be renewed for one additional Deferral Period, in the case of any Deferral Period (or its renewal), if the board of directors of the Corporation (1) determines in good faith that
        (a) it is in possession of material, nonpublic information concerning an acquisition, merger, recapitalization, consolidation, reorganization, financing or other material transaction by or of the Corporation or concerning pending or threatened litigation, and (b) disclosure of such information would jeopardize any such transaction or litigation and would be seriously detrimental to the Corporation and (2) delivers written notice to the Requesting Shareholders and Non-Requesting Shareholders that, in

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        its good faith judgment, it would not be in the best interests of the shareholders of the Corporation for such Registration to be effected; provided that the Corporation shall not defer its obligation in this manner more than once in any twelve-month period.

             (B) in any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

             (C) with respect to any Shareholder (together with its Permitted Transferees and Specific Assignees), after the Corporation has effected three (3) registrations pursuant to this Section 2(a); provided, however, that any request under Section 2(a) shall be deemed not to have been made if (i) it does not result in a registration that is declared or ordered effective by the applicable governmental authorities or agencies, including without limitation, the Commission, and that remains effective for not less than 30 days (or such shorter period as will terminate when all Registrable Shares covered by such registration have been sold or withdrawn), or, if such registration relates to an underwritten offering, such longer period, if any, as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of the Registrable Shares by an underwriter or dealer (in either case, such period being the "Demand Period"), (ii) (x) during the Demand Period such registration is terminated by any stop order, injunction or other order or requirement of any governmental agency or court or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of an applicable underwriting agreement by the selling Shareholders, or (iii) the Requesting Holders withdraw their request for registration and bear the Registration Expenses, all in accordance with Section 6 below; or

             (D) if on or prior to the Demand Date, the Corporation has filed with the Commission a Shelf Registration Statement on Form S-3 covering the Registrable Shares which is being diligently pursued by the Corporation with the Commission as of the Demand Date.

The registration statement filed pursuant to the request of the Requesting Shareholders and any Non-Requesting Shareholder may, subject to the provisions of Section 2(b) below, include Primary Shares.

     (b) The Corporation shall be entitled to select the managing underwriter of the underwriting; provided, however, that any such managing underwriter shall be an investment banking firm of nationally recognized reputation reasonably acceptable to the selling Shareholders representing a majority of the Registrable Shares to be included in such registration. The Requesting Shareholders and the Non-Requesting Shareholders (collectively, the "Holders") proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Corporation reasonably acceptable to the Corporation. Notwithstanding any other provision of this
Section 2, if the managing underwriter advises the Requesting Shareholders in writing that the inclusion of all Registrable Shares and/or Primary Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares and/or Primary Shares to be included in such registration shall be reduced to such number as shall, in the managing underwriter's opinion, not be likely to have such an effect, which shall be included in such registration in the following order:

          (i) first, the Registrable Shares requested to be included in such registration that are held by the Requesting Shareholders (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

          (ii) second, the Registrable Shares requested to be included in such registration that are held by the Non-Requesting Shareholders (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder); and

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          (iii)  third, the Primary Shares.

     No Registrable Shares or Primary Shares excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     (c) In the event that a registration is requested under this Section 2 and each of the Requesting Shareholders making such request later determine not to sell their Registrable Shares in connection with the registration requested, then the Requesting Shareholders shall give prompt notice to the Corporation and the other Shareholders, as applicable, that the registration requested is no longer required and the request is thereby withdrawn. Upon receipt of such notice, the Corporation shall cease all efforts to secure registration and shall take all action necessary and reasonably practicable to prevent the commencement of effectiveness for any registration statement that it is preparing or has prepared in connection with the withdrawn request.

     SECTION 3. Piggyback Registration. (a) If the Corporation at any time proposes to register any securities under the Securities Act that would permit registration of Registrable Shares for sale to the public under the Securities Act, or, mutatis mutandis, under the securities Laws then applicable in Canada (whether for its own account or for the account of its shareholders), the Corporation will, each such time, give prompt written notice to all holders of Registrable Shares of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, whether or not such registration will be in connection with an underwritten offering of Common Shares and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of any holder of Registrable Shares (in such capacity, a "Requesting Shareholder") to include Registrable Shares in such registration (which request (i) must be delivered to the Corporation within 30 days after delivery by the Corporation of any notice pursuant to this Section 3(a), (ii) shall specify the number of Registrable Shares proposed to be included in such registration and (iii) shall state the intended method of disposition of such Registrable Shares), the Corporation shall use its reasonable best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that:

          (i) if, at any time after giving such written notice of its intention to register any of such securities proposed to be registered by the Corporation and prior to the effective date of the registration statement filed in connection with such registration and/or the issuance of a receipt for a final prospectus under Canadian securities Laws, the Corporation shall determine for any reason not to register such securities, the Corporation may, at its election, give written notice of such determination to each holder of Registrable Shares that has requested to register Registrable Shares and, thereupon, the Corporation shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not of its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 6 below); and

          (ii) if (A) the registration so proposed by the Corporation involves an underwritten offering of the securities to be so registered, to be distributed by or through one or more underwriters of nationally recognized standing under underwriting terms appropriate for such a transaction, and
     (B) the managing underwriter of such underwritten offering shall advise the Corporation in writing that, in its judgment, the number of Registrable Shares and any other securities proposed to be included in such offering by the Corporation should be limited (1) due to market conditions or (2) because inclusion of all Registrable Shares proposed to be included in such registration is reasonably likely to have a significant adverse effect on the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Corporation, then the Corporation will promptly advise each such Holder of Registrable Shares thereof and may require, by written notice to each such Holder accompanying such advice, that, to the extent necessary to meet such limitation, the number of Primary Shares and Registrable Shares proposed to be included in such registration shall be reduced to such number as shall, in the managing underwriter's opinion, not be likely to have such an effect, which shall be included in such registration in the following order:

             (x)  first, the Primary Shares; and
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             (y)  second, the Registrable Shares requested to be included in such registration (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder).

     (b) The Corporation shall not be obligated to effect any registration of Registrable Shares under this Section 3 that is incidental to the registration of any of its securities in connection with any merger, acquisition, exchange offer, transaction of the type specified in Rule 145(a), dividend reinvestment plan or stock option, restricted stock or other employee benefit plan.

     (c) The Corporation shall not be obligated to effect any registration of Registrable Shares under this Section 3 after the Corporation has effected three
(3) registrations of Registrable Shares pursuant to this Section 3; provided, however, that any registration under Section 3 shall be deemed not to have been effected if (i) a registration of Registrable Shares is not declared or ordered effective by the applicable governmental authorities or agencies, including without limitation, the Commission, and remain effective for not less than 30 days (or such shorter period as will terminate when all Registrable Shares covered by such registration have been sold or withdrawn), or, if such registration of Registrable Shares relates to an underwritten offering, such longer period, if any, as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of the Registrable Shares by an underwriter or dealer (in either case, such period being the "Demand Period"), (ii) (x) during the Demand Period such registration is terminated by any stop order, injunction or other order or requirement of any governmental agency or court or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of an applicable underwriting agreement by the selling Holders of Registrable Shares, (iii) the Requesting Shareholders withdraw their request for registration of Registrable Shares and bear the Registration Expenses, all in accordance with Section 6 below, or (iv) more than 90% of the aggregate number of all Registrable Shares requested to be included in such registration are excluded from the offering pursuant to Section 3(a)(ii).


     SECTION 4. Shelf Registration. The Corporation shall, at the request of a Shareholder owning at least 35% of the Registrable Securities, use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or the Canadian shelf prospectus system. If the Corporation has qualified for the use of Form S-3 or the Canadian shelf prospectus system, the Corporation shall, promptly after the request of a Shareholder use its best efforts to file with the Commission or the securities regulators of all the Canadian provinces, as the case may be, and make and keep effective until all Registrable Shares have been sold by the Shareholder a shelf registration statement pursuant to Rule 415 or the shelf registration provisions of National Instrument 44-102, as the case may be, with respect to all of the Registrable Shares. Unless otherwise requested in writing by the Shareholder, the Corporation shall include the Registrable Shares in the first registration statement on Form S-3 or shelf prospectus filed by the Corporation following the date hereof. The Corporation shall not be obligated to qualify, or to take any action to qualify, for registration pursuant to this Section 4 if the offering size would be for a value of less than U.S.$3,000,000.


     SECTION 5. Rights to Purchase New Securities. (a) In the event that the Corporation proposes to issue New Securities (other than in connection with the Offering), each Shareholder shall have the right to purchase in lieu of the Person to whom the Corporation proposed to issue such New Securities, in accordance with paragraph 5(b) below, a number of Common Shares or other New Securities which the Corporation proposes to issue equal to the product of (i) the total number or amount of Common Shares or other New Securities which the Corporation proposes to issue at such time and (ii) a fraction, the numerator of which shall be the total number of Voting Interests which such Shareholder holds or beneficially owns at such time, and the denominator of which shall be the total number of Voting Interests then outstanding. The rights given by the Corporation under this Section 5 shall terminate if unexercised within 30 days after receipt of the Notice of Issuance referred to in paragraph 5(b) below.

     (b) In the event that the Corporation proposes to undertake an issuance of New Securities (other than in connection with the Offering), it shall give written notice (a "Notice of Issuance") of its intention to each Shareholder, describing all material terms of the New Securities, the price and all material terms upon which

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

the Corporation proposes to issue such New Securities. Each Shareholder shall have 30 days from the date of the Notice of Issuance to agree to purchase all or any portion of its pro rata share of such New Securities (as determined pursuant to paragraph 5(a) above) for the same consideration, if such consideration shall consist solely of cash, or for cash, cash equivalents or marketable securities having an equivalent value to the consideration payable by the Person to whom the Corporation proposes to issue such New Securities at the time of payment, and otherwise upon the terms specified in the Notice of Issuance by giving written notice to the Corporation, and stating therein the quantity of New Securities to be purchased by such Shareholder.

     SECTION 6.  Expenses.  Except as provided for in Section 2(a)(ii)(C) and
Section 3(c), all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Corporation, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

     SECTION 7. Holdback Agreement. (a) If the Corporation at any time shall register Common Shares under the Securities Act pursuant to Section 2 or 3 hereof for sale to the public, any Shareholders that participate in such registration shall not sell publicly, or otherwise dispose publicly of, any Registrable Shares (other than those Common Shares included in such registration pursuant to Section 2 or 3 hereof) without the prior written consent of the Corporation, for a period as shall be determined by the relevant managing underwriters. The Corporation shall obtain the agreement of any Person permitted to sell shares of stock in such registration to be bound by and to comply with this Section 7 as if such Person were a Shareholder hereunder.

     (b) If the Corporation shall at any time pursuant to Section 2 or 3 of this Agreement register under the Securities Act Registrable Shares for sale to the public pursuant to an underwritten offering, the Corporation shall not effect any public sale or distribution of securities similar to those being registered (excluding any transaction of the type identified or contemplated in Section 3(b) above), or any securities convertible into or exercisable or exchangeable for such securities, for such period as shall be determined by the managing underwriters.

     SECTION 8. Preparation and Filing. (a) If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Shares, the Corporation shall, with respect to such registration (which, for the avoidance of doubt, shall be a registration in the jurisdiction requested by the Requesting Shareholder pursuant to Section 2(a) in the case of a registration under Section 2 hereof), as expeditiously as is reasonable:

          (i) prepare and file a registration statement, in the case of a registration request pursuant to Section 2 within 90 days of such request, under the Securities Act or similar such document under applicable Canadian securities Laws that registers such Registrable Shares to become and remain effective for a period of 30 days or, if earlier, until all of such Registrable Shares have been disposed of; provided, however, that (i) such 30 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Shares (or other securities) of the Corporation; and (ii) in the case of any registration of Registrable Shares on Form S-3 or the Canadian shelf prospectus system, such 30 day period shall be extended, if necessary, to keep the registration statement effective until the earlier of the date that all such Registrable Shares are sold or the five year anniversary of the date of filing, provided that Rule 415 or any successor rule under the Securities Act or any corresponding rule or regulation under Canadian securities Laws permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act or other applicable securities laws governing the obligation to file a post effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included as described in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act or corresponding continuous disclosure requirements under Canadian securities Laws in the registration statement;

          (ii) prepare and file with the Commission or with the applicable Canadian securities regulatory authorities, as the case may be, such amendments (including post-effective amendments) and supplements to such registration statement or similar such document under applicable Canadian securities Laws and the prospectus relating thereto as may be necessary, or, in the opinion of the managing underwriter, advisable to keep such registration statement or similar such document effective for at least a period of 30 days or, if earlier, until all of such Registrable Shares have been disposed of, and to comply with the provisions of the Securities Act or applicable Canadian securities Laws with respect to the sale or other disposition of such Registrable Shares;

          (iii) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or "blue sky" Laws of such jurisdictions as the holders of the Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such holders' Registrable Shares; provided, however, that the Corporation will not be required (A) to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (iii) or (B) to provide any material undertaking or make any changes in its bylaws or certificate of incorporation which the board of directors of the Corporation determines to be contrary to the best interests of the Corporation;

          (iv) notify the holders of such Registrable Shares on a timely basis of the happening of any event as a result of which a prospectus relating to such Registrable Shares, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holders, prepare and furnish without charge to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary to cause such prospectus, as so supplemented or amended, not to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (v) furnish without charge to each seller of such Registrable Shares and other securities such number of conformed copies of such registration statement under the Securities Act, or similar such document under applicable Canadian securities Laws and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement or similar such document (including each preliminary prospectus), in conformity with the requirements of the Securities Act or applicable Canadian securities Laws, as the case may be, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Shares or other securities;

          (vi) furnish to each seller of Registrable Shares a signed counterpart, addressed to such seller, of (A) an opinion of counsel reasonably acceptable to a majority of selling Holders for the Corporation in customary form, scope and substance, dated the effective date of such registration statement or similar such document (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), received by the Corporation in connection with such registration statement, and (B) "comfort" letters signed by the independent public accountants in customary form, scope and substance who have issued a report on the Corporation's financial statements included in such registration statement or similar such document received by the Corporation in connection with such registration statement or similar such document;

          (vii) immediately notify each seller of Registrable Shares and other securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or applicable Canadian securities Laws, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with Law, and at the request of any such seller prepare and furnish without change to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares or other securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with Law and so that such prospectus, as amended or supplemented, will comply with Law;

          (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, or the applicable rules and regulations of any securities regulatory authorities in Canada, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (ix) use its best efforts to list such Registrable Shares on each securities exchange on which the Common Shares are then listed, if such Registrable Shares are not already so listed and if such listing is then permitted under the rules of such exchange, and provide a transfer agent and registrar and a CUSIP number for such Registrable Shares not later than the effective date of such registration statement under the Securities Act, or similar such document under applicable Canadian securities Laws;

          (x) deliver to any underwriter to which any Holder of Registrable Shares may sell such Registrable Shares in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing such shares without bearing any restrictive legend;

          (xi) make every reasonable effort to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final prospectus or suspending any qualification of the Registrable Shares at the earliest possible moment;

          (xii) make such representations and warranties to the holders of Registrable Shares being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings; and

          (xiii) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the holders of at least a majority of any Registrable Shares being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Shares.

The Corporation may require each seller of Registrable Shares as to which any registration is being effected to furnish the Corporation with such information regarding such seller and the distribution of such securities as the Corporation may from time to time reasonably request and as shall be required by Law or by the Commission or applicable Canadian securities regulatory authorities, as the case may be, in connection therewith.

     (b) Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 8(a)(iv) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement under the Securities Act, or similar such document under applicable Canadian securities Laws covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(a)(iv) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

     (c) In connection with the preparation and filing of each registration statement registering Registrable Shares under the Securities Act, or similar such document under applicable Canadian securities Laws, the Corporation will give the Shareholders on whose behalf such Registrable Shares are to be so registered their respective counsel and accountants and any underwriters, the opportunity to review and comment on such registration statement or prospectus, included therein or filed with the Commission or with any Canadian securities regulatory authority, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Corporation with its officers and the independent public accountants who have issued a report on its financial statements as shall be reasonably necessary, in the opinion of such Shareholders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act or applicable Canadian securities Laws, as the case may be.

     (d) In connection with the sale of Registrable Shares registered pursuant to Section 2 above, if requested in writing by the Shareholders and as reasonably required or necessary to complete the sale, members of the Corporation's management shall participate in customary "road shows" and question and answer meetings with potential purchasers of such Registrable Shares in connection with offers and sales of such Registrable Shares.

     (e) It is understood that in any underwritten offering of Registrable Shares in addition to the Common Shares (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase a number of additional Common Shares (the "option shares") equal to up to 15% of the initial shares (or such other maximum amount as the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments. The Common Shares proposed to be sold by the Corporation and the Holders shall be allocated between initial shares and option shares as agreed or, in the absence of agreement, pursuant to Section 3(a)(ii). The number of initial shares and option shares to be sold by selling Holders shall be allocated pro rata among all such Holders on the basis of the relative number of Common Shares and other securities each such Holder has requested to be included in such registration.

     SECTION 9. Indemnification; Contribution. (a) In the event of any registration of any equity securities of the Corporation under the Securities Act or applicable Canadian securities Laws, the Corporation will, and hereby does agree to, indemnify and hold harmless, in the case of any registration statement or prospectus filed pursuant to Section 2, 3 or 4 hereof, the seller of any Registrable Shares covered by such registration statement or prospectus, its respective directors and officers, partners and members, each other Person who participates as an underwriter in the offering or sale of such securities, and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, to which they or any of them may become subject under the Securities Act, applicable Canadian securities Laws or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement or prospectus under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus included therein or filed with applicable Canadian securities regulatory authorities, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Corporation for use in the preparation thereof by such seller or underwriter, as the case may be, or (y) an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but notified to such seller and underwriter prior to any sale or other disposition of Registrable Shares and subsequently corrected by the Corporation in any final prospectus, amendment or supplement made available to such seller or underwriter but which final prospectus, amendment or supplement was not used by such seller or underwriter in the sale or other disposition of Registrable Shares that gave rise to such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense. This indemnity shall be in addition to any liability the Corporation may otherwise have.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director or officer, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

     (b) The Corporation may require, as a condition to including any Registrable Shares in any registration statement or prospectus filed pursuant to
Section 2, 3 or 4 hereof, that the Corporation shall have received an agreement satisfactory to it from (i) the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a), except that any such prospective seller shall not in any event be liable to the Corporation pursuant thereto for an amount in excess of the net proceeds of the sale of such prospective seller's Registrable Shares so to be sold) the Corporation, each director of the Corporation and each of the Corporation's officers who signed the registration statement or prospectus, each such underwriter of such securities, and each other Person, if any, who controls the Corporation or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) each such underwriter of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a) above) the Corporation, each officer who signed the registration statement or prospectus and each director of the Corporation, each prospective seller, and each other Person, if any, who controls the Corporation or any such prospective seller within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any untrue statement in or omission from such registration statement, any preliminary prospectus, final prospectus, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by such prospective seller or such underwriter, as the case may be, to the Corporation for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Corporation or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in either Section 9(a) above or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding provisions of this
Section 9, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. If, in the indemnified party's reasonable judgment, a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnified party shall be entitled to participate in the defense thereof and the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all sellers of Registrable Shares, or more than one counsel for the underwriters in connection with any one action or separate but similar or related actions.

     (d) If the indemnification provided for in the foregoing clauses (a), (b) and (c) of this Section 9 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amounts paid or payable by such indemnified parties as a result of such losses, claims, damages or liabilities
(i) as between the Corporation and the holders of Registrable Shares covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Corporation and such holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Corporation and such holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Corporation, on the one hand, and each holder of Registrable Shares covered by a registration statement or prospectus, on the other, in such proportion as is appropriate to reflect the relative fault of the Corporation and of each such holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Corporation and such holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Corporation and such holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Corporation and such holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation and such holders or by the underwriters. The relative fault of the Corporation, on the one hand, and of each such holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Corporation and the holders of Registrable Shares agree that it would not be just and equitable if contribution pursuant to Section 9(d) were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. Notwithstanding the provisions of Section 9(d), no holder of Registrable Shares shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of such holder were offered to the public exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of the holders of Registrable Shares to contribute pursuant to this Section 9 is several in the proportion that the proceeds of the offering received by such holder bears to the total proceeds of the offering received by all Holders and not joint.

     SECTION 10. Information by Holders of Registrable Shares. Each holder of Registrable Shares shall furnish to the Corporation such written information regarding such Person and the distribution proposed by such Person as the Corporation may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 11. Exchange Act Compliance. The Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Shares. The Corporation shall cooperate with each holder of Registrable Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 12. Termination. This Agreement shall terminate upon the earlier of (a) the date on which there are no longer any Registrable Shares outstanding
(b) the date on which all Common Shares owned by the Shareholders can be sold without restriction in accordance with Rule 144 and under applicable Canadian
securities Laws, rules and regulations, and (c) [          ], 2011. The rights
and obligations hereunder of the Shareholders shall terminate at such time when neither they nor any of their respective Specified Assignees hold Registrable Shares, provided that the provisions of Section 9 hereof, the rights of any party hereto with respect to the breach of any provision hereof, and any obligation accrued as of the date of termination shall survive the termination of this Agreement.

     SECTION 13. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Corporation and the Shareholders and, subject to Section 14 below, their respective successors and assigns.

     SECTION 14. Assignment. (a) If a Shareholder transfers Common Shares to a Subsidiary or an Affiliate of the Shareholder as provided herein, the Shareholder may transfer or assign to such Subsidiary or Affiliate its rights under the Agreement; provided, however, that the Corporation is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes all of the obligations of the Shareholder under this Agreement and no such assignment or transfer shall operate to release the Shareholder from any of its obligations or liabilities hereunder.

     (b) If, at any time, the Shareholder sells or otherwise transfers any Common Shares to a Person that is not an Affiliate of the Shareholder then, in connection therewith, the Shareholder may only transfer or assign its rights hereunder with the written prior consent of the Corporation.

     SECTION 15. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

     SECTION 16. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the parties at the addresses specified in Exhibit I hereof (or at such other address for a party as shall be specified in a notice given in accordance with this Section 16).

     SECTION 17. Modifications; Amendments; Waivers. This Agreement may not be amended or modified, except by an instrument in writing signed by, or on behalf of, the Corporation and Shareholders representing 75% of the Registrable Shares.

     SECTION 18. Counterparts; Facsimile Signatures. This Agreement may be executed and delivered in one or more counterparts (including by telecopy), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 19. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 20. Severability; Governing Law. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law, governmental regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect as long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State.

     SECTION 21. Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement, the transactions contemplated hereby and for any counterclaim therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                          ODYSSEY RE HOLDINGS CORP.

                                          By
                                          --------------------------------------
                                             Name:
                                             Title:

                                          ORH HOLDINGS INC.

                                          By
                                          --------------------------------------
                                             Name:
                                             Title:

                                          TIG INSURANCE COMPANY

                                          By
                                          --------------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT 1

                                     NOTICE

If to ORH:                                      ORH Holdings Inc.
                                                300 First Stamford Place
                                                Stamford, CT 06902
                                                Attention: Donald L. Smith
                                                Fax Number: (203) 965-7995
If to TIG:                                      TIG Insurance Company
                                                5205 North O'Connor Blvd.
                                                Irving, Texas 75039
                                                Attention: Bill Huff
                                                Fax Number: (972) 831-6261
If the Corporation                              Odyssey Re Holdings Corp.
                                                300 First Stamford Place
                                                Stamford, CT 06902
                                                Attention: Donald L. Smith
                                                Fax Number: (203) 965-7995